SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares             Ultra Short Term Bond Fund
S&P 500 Index Fund Member Shares             Target Retirement Income Fund
Total Return Strategy Fund                   Target Retirement 2020 Fund
Real Return Fund                             Target Retirement 2030 Fund
Real Return Fund Institutional Shares        Target Retirement 2040 Fund
Extended Market Index Fund                   Target Retirement 2050 Fund
Nasdaq - 100 Index Fund                      Global Opportunities Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/27/2013                        /S/ DANIEL S. MCNAMARA
     ----------------                    --------------------------
                                         Daniel S. McNamara
                                         President

                           SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares             Ultra Short Term Bond Fund
S&P 500 Index Fund Member Shares             Target Retirement Income Fund
Total Return Strategy Fund                   Target Retirement 2020 Fund
Real Return Fund                             Target Retirement 2030 Fund
Real Return Fund Institutional Shares        Target Retirement 2040 Fund
Extended Market Index Fund                   Target Retirement 2050 Fund
Nasdaq - 100 Index Fund                      Global Opportunities Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/26/2013                        /S/ ROBERTO GALINDO, JR.
     ----------------                    ---------------------------
                                         Roberto Galindo, Jr.
                                         Treasurer